Exhibit 10.4

EMPLOYMENT (CHANGE OF CONTROL)  AGREEMENT

	AGREEMENT made as of this ____ day of ______________, ____ by and between Sheldahl, Inc., a Minnesota corporation with its principal offices at Northfield, Minnesota ("Sheldahl") and _________________________________
	(the "Executive").

	WHEREAS, Sheldahl considers the establishment and maintenance of a sound and
	vital management to be essential to protecting and enhancing the best interests of Sheldahl and its shareholders; and

	WHEREAS, the Executive has made and is expected to make, due to Executive's
	intimate knowledge of the business and affairs of Sheldahl, its policies,
	methods, personnel and problems, a significant contribution to the
	profitability, growth and financial strength of Sheldahl; and

	WHEREAS, Sheldahl, as a publicly held corporation, recognizes that the
	possibility of a Change in Control may exist and that such possibility and the
	uncertainty and questions which it may raise among management, may result in
	the departure or distraction of the Executive in the performance of the
	Executive's duties to the detriment of Sheldahl and its shareholders; and

	WHEREAS, Executive is willing to remain in the employ of Sheldahl upon the
	understanding that Sheldahl will provide income security if the Executive's
	employment is terminated under certain terms and conditions; and

	WHEREAS, it is in the best interests of Sheldahl and its stockholders to
	reinforce and encourage the continued attention and dedication of management
	personnel, including Executive, to their assigned duties without distraction
	and to ensure the continued availability to Sheldahl of the Executive in the
	event of a Change in Control.

	THEREFORE, in consideration of the foregoing and other respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

	1.	Term of Agreement.  This Agreement shall commence on the date hereof
		and shall continue in effect until August 21, 1999.  After August 21,
		1999, this Agreement shall automatically renew for successive one-year
		periods unless Sheldahl notifies the Executive of termination of the
		Agreement at least sixty (60) days prior to the end of the initial term
		or any renewal term.  Notwithstanding the preceding sentence, if a
		Change in Control occurs, this Agreement shall continue in effect for
		a period of 36 months from the date of the occurrence of a Change in
		Control.  Notwithstanding anything herein to the contrary, the
		Executive's employment shall be at all times at the will of Sheldahl,
		and nothing in this Agreement shall prohibit or limit the right of
		Sheldahl or Executive, prior to a Change in Control, to terminate the
		employment of Executive for any reason or for no reason.

	2.	Change in Control.  No benefits shall be payable hereunder unless there
		shall have been a Change in Control, as set forth below.

	(a)	For purposes of this Agreement, a "Change in Control" of Sheldahl
		shall mean a change in control which would be required to be reported
		in response to Item 1 of Form 8-K promulgated under the Securities
		Exchange Act of 1934, as amended (the "Exchange Act"), whether or not
		Sheldahl is then subject to such reporting requirement, including,
		without limitation, if:

	(i)	any "person" (as such term is used in Sections 13(d) and 14(d) of the
		Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3
		under the Exchange Act), directly or indirectly, of securities of
		Sheldahl representing 20% or more of the combined voting power of
		Sheldahl's then outstanding securities;

	(ii)	there ceases to be a majority of the Board of Directors comprised of:
		(A) individuals who on the date hereof constituted the Board of
		Sheldahl, and (b) any new director who subsequently was elected
		or nominated for election by a majority of the directors who held
		such office immediately prior to a Change in Control; or

	(iii)	Sheldahl disposes of at least 75% of its assets, other than to an
		entity owned 50% or greater by Sheldahl or any of its subsidiaries.

	(b)	A Change in Control which arises from a transaction or series of
		transactions which are not authorized, recommended or approved by
		formal action taken by the Board of Directors as determined in Section
		2(a)(ii) above shall be referred to as an "Unapproved Change in
		Control."  A Change in Control which has been authorized, recommended
		or approved by the Board of Directors as determined in Section 2(a)
		(ii) above shall be referred to as an "Approved Change in Control."

	(c)	Executive agrees that, subject to the terms and conditions of this
		Agreement, in the event of a Change in Control of Sheldahl occurring
		after the date hereof, Executive will remain in the employ of Sheldahl
		for a period of 12 months from the occurrence of such Change in Control
		of Sheldahl.

	3.	Termination Following Change in Control.  If a Change in Control shall
		have occurred during the term of this Agreement and Executive's
		employment is thereafter terminated, Executive shall be entitled to
		the benefits provided in subsection 4(d) unless such termination is
		(A) because of Executive's Death or Retirement, (B) by Sheldahl for
		Cause or Disability, or (C) by Executive other than for Good Reason.

		(a)	Disability; Retirement.  If, as a result of incapacity due to
		physical or mental illness, the Executive shall have been absent from
		the full-time performance of Executive's duties with Sheldahl for six
		consecutive months, and within 30 days after written Notice of
		Termination is given the Executive shall not have returned to the full-
		time performance of the Executive's duties, Sheldahl may terminate
		Executive's employment for "Disability".  Any question as to the
		existence of Executive's Disability upon which Executive and Sheldahl
	 	cannot agree shall be determined by a qualified independent physician
	 	selected by Executive (or, if the Executive is unable to make such
		selection, it shall be made by any adult member of the Executive's
		immediate family), and approved by Sheldahl.  The determination of
		such physician made in writing to Sheldahl and to Executive shall be
		final and conclusive for all purposes of this Agreement.  Termination
		by Executive of Executive's employment based on "Retirement" shall
		mean retirement at or after the date the Executive has attained age 65.

	(b)	Cause.  Termination by Sheldahl of Executive's employment for "Cause"
		shall mean: (i) the willful and continued failure of Executive to
		perform his essential duties; (ii) the willful engaging by Executive
		in illegal conduct, or (iii) gross misconduct materially injurious to
		Sheldahl, which, in the case of clause (i) and (iii), the Executive
		has not cured, in the sole opinion of the Board, determined in good
		faith, within 10 days of receipt of the Notice of Termination.

	(c)	Good Reason.  Executive shall be entitled to terminate his employment
		for Good Reason.  For purposes of this Agreement, "Good Reason" shall
		mean, without Executive's express written consent, any of the following:

	(i)	the assignment to Executive of any duties inconsistent with Executive's
		status or position with Sheldahl, or a substantial reduction in the
		nature or status of Executive's responsibilities from those in effect
		immediately prior to the Change in Control;

	(ii)	a reduction by Sheldahl in Executive's annual base salary in effect
		immediately prior to a Change in Control;

	(iii)	the relocation of Sheldahl's principal executive offices to a location
		more than fifty miles from Northfield, Minnesota or Sheldahl requiring
		Executive to be based anywhere other than Sheldahl's principal
		executive offices except for required travel on Sheldahl's business
		to an extent substantially consistent with Executive's prior business
		travel obligations;

	(iv)	the failure by Sheldahl to continue to provide Executive with benefits
		a least as favorable to those enjoyed by Executive under any of
		Sheldahl's pension, life insurance, medical, health and accident,
		disability, deferred compensation, incentive awards, incentive stock
		options, or savings plans in which Executive was participating at the
		time of the Change in Control, the taking of any action by Sheldahl
		which would directly or indirectly materially reduce any of such
		benefits or deprive Executive of any material fringe benefit enjoyed
		at the time of the Change in Control, or the failure by Sheldahl to
		provide Executive with the number of paid vacation days to which
		Executive is entitled at the time of the Change in Control, provided,
		however, that Sheldahl may amend any such plan or programs as long as
		such amendments do not reduce any benefits to which Executive would
		be entitled upon termination;

	(v)	the failure of Sheldahl to obtain a satisfactory agreement from any
		successor to assume and agree to perform this Agreement, as
		contemplated in Section 5; or

	(vi)	any purported termination of Executive's employment which is not made
		pursuant to a Notice of Termination satisfying the requirements of
		subsection (e) below; for purposes of this Agreement, no such purported
		termination shall be effective.

	(d)	Voluntary Termination Deemed Good Reason.   Notwithstanding anything
		herein to the contrary, Executive may voluntarily terminate his
		employment for any reason during the period commencing on the first
		anniversary of the Change in Control and ending 30 days thereafter.
		If an Unapproved Change in Control occurs, Executive may, in addition
		to the opportunity provided in the preceding sentence, voluntarily
		terminate his employment for any reason during the period commencing
		on the 91st day following a Change in Control and ending on the 180th
		day following a Change in Control.   Any such termination shall be
		deemed "Good Reason" for all purposes of this Agreement.

	(e)	Notice of Termination.  Any purported termination of Executive's
		employment by Sheldahl or by Executive shall be communicated by written
		Notice of Termination to the other party hereto in accordance with
		Section 7.  For purposes of this Agreement, a "Notice of Termination"
		shall mean a notice which shall indicate the specific termination
		provision in this Agreement relied upon and shall set forth the facts
		and circumstances claimed to provide a basis for termination of
		Executive's employment.

	(f)	Date of Termination.  For purposes of this Agreement, "Date of
		Termination" shall mean:

	(i)	if Executive's employment is terminated for Disability, 30 days after
		Notice of Termination is given (provided that the Executive shall not
		have returned to the full-time performance of the Executive's duties
		during such 30 day period); and

	(ii)	if Executive's employment is terminated pursuant to subsections (b),
		(c) or (d) above or for any other reason (other than Disability), the
		date specified in the Notice of Termination (which, in the case of a
		termination pursuant to subsection (b) above shall not be less than
		10 days, and in the case of a termination pursuant to subsection (c)
		or (d) above shall not be less than 10 nor more than 30 days,
		respectively, from the date such Notice of Termination is given).

	(g)	Dispute of Termination.  If, within 10 days after any Notice of
		Termination is given, the party receiving such Notice of Termination
		notifies the other party in good faith that a dispute exists concerning
		the termination, the Date of Termination shall be the date on which
		the dispute is finally determined, either by mutual written agreement
		of the parties, or by a final judgement, order or decree of a court
		of competent jurisdiction in accordance with subsection 11(a) (which
		is not appealable or the time for appeal therefrom having expired and
		no appeal having been perfected); provided, that the date of Termination
		shall be extended by a notice of dispute only if such notice is given
		in good faith and the party giving such notice pursues the resolution
		of such dispute with reasonable diligence.  Notwithstanding the
		pendency of any such dispute, Sheldahl shall continue to pay Executive
		full compensation in effect when the notice giving rise to the dispute
		was given (including, but not limited to, base salary) and continue
		Executive as a participant in all compensation, benefit and insurance
		plans in which the Executive was participating when the notice giving
		rise to the dispute was given, until the dispute is finally resolved
		in accordance with this subsection.  Amounts paid under this
		subsection are in addition to all other amounts due under this
		Agreement and shall not be offset against or reduce any other amounts
		under this Agreement.

	4.	Compensation Upon Termination or During Disability.  Following a Change
		in Control of Sheldahl, as defined in subsection 2(a), upon termination
		of Executive's employment or during a period of Disability, Executive
		shall be entitled to the following benefits:

	(a)	During any period that Executive fails to perform full-time duties with
		Sheldahl as a result of a Disability, Sheldahl shall pay Executive the
		base salary of the Executive at the rate in effect at the commencement
		of any such period, until such time as the Executive is determined to
		be eligible for long term disability benefits in accordance with
		Sheldahl's insurance programs then in effect.

	(b)	If Executive's employment shall be terminated by Sheldahl for Cause or
		by Executive other than for Good Reason or Retirement, Sheldahl shall
		pay to Executive his full base salary through the Date of Termination
		at the rate in effect at the time Notice of Termination is given and
		Sheldahl shall have no further obligation to Executive under this
		Agreement.

	(c)	If Executive's employment shall be terminated by Sheldahl for
		Disability or by Executive for Retirement, or by reason of Death,
		Sheldahl shall immediately commence payment to the Executive (or
		Executive's designated beneficiaries or estate, if no beneficiary is
		designated) any and all benefits to which the Executive is entitled
		under Sheldahl's retirement and insurance programs then in effect.

	(d)	If Executive's employment by Sheldahl shall be terminated (A) by
		Sheldahl other than for Cause or Disability or (B) by Executive for
		Good Reason, then Executive shall be entitled to the benefits provided
		below:

	(i)	Sheldahl shall pay Executive the Executive's full base salary through
		the Date of Termination at the rate in effect at the time the Notice
		of Termination is given;

	(ii)	In lieu of any further salary payments for periods subsequent to the
		Date of Termination, Sheldahl shall pay a severance payment (the
		"Severance Payment") equal to the amount described in (A) or (B)
		below, whichever is applicable: (A) if an Unapproved Change in Control
		occurs, 2.99 times the average of the annual compensation paid to
		Executive by Sheldahl (or any corporation ("Affiliate") affiliated
		with Sheldahl within the meaning of Section 1504 of the Internal
		Revenue Code of 1986, as amended (the "Code")) and includable in
		Executive's gross income for federal income tax purposes for the five
		calendar years (or, if Executive has been employed by Sheldahl for less
		than five years, the number of complete calendar years of employment)
		(the "Base Period") preceding the earlier of the calendar year in which
		a Change in Control of Sheldahl occurred or the calendar year of the
		Date of Termination; or (B) if an Approved Change of Control occurs,
		1.5 times such compensation.  Such average shall be determined in
		accordance with the temporary or final regulations promulgated under
		Section 280G(e) of the Code.  For purposes of this Section 4, except
		as provided in the next sentence, compensation payable to Executive by
		Sheldahl (or an Affiliate) shall include every type and form of
		compensation includable in Executive's gross income for federal income
		tax purposes. Compensation shall exclude compensation recognized as
		the result of the exercise of stock options or sale of the stocks
		acquired or any payments actually or constructively received with
		respect to a plan of deferred compensation between Sheldahl and
		Executive.  The Severance Payment shall be made within 60 days after
		the Date of Termination.

	(iii)	For the period of time after the Date of Termination on which the
		Severance Payment is determined in accordance with paragraph (ii)
		above, Executive shall be entitled to continue participation in the
		life, disability, accident and health insurance benefit plans of
		Sheldahl substantially similar to those which the Executive is
		receiving or entitled to receive immediately prior to the Notice of
		Termination.  Sheldahl and Executive shall share the cost associated
		with such coverage as if Executive were still actively employed by
		Sheldahl. If Executive cannot be covered under any of Sheldahl's group
		plans or policies, Sheldahl shall reimburse Executive for his full cost
		of obtaining comparable alternative group or individual coverage
		elsewhere, less any contribution that Executive would have been
		required to make under Sheldahl's group plans or policies. Benefits
		otherwise receivable by Executive pursuant to this paragraph (iii)
		shall be reduced to the extent comparable benefits are actually
		received by Executive during such period, and any such benefits
		actually received by Executive shall be reported to Sheldahl.

	(iv)	The Severance Payment shall be reduced by the value of benefits
		actually provided in (iii) above and by the amount of any other
		payment or the value of any benefit received or to be received by
		Executive in connection with the termination of employment or
		contingent upon a Change in Control of Sheldahl (whether payable
		pursuant to the terms of this Agreement, any other plan, agreement
		or arrangement with Sheldahl or an Affiliate) unless (1) Executive
		shall have effectively waived receipt or enjoyment of such payment or
		benefit prior to the date of payment of the Severance Payment, (2) in
		the opinion of tax counsel selected by Sheldahl and acceptable to
		executive, such other payment or benefit does not constitute a
		"parachute payment" within the meaning of section 280G(b)(2) of the
		Code, or (3) in the opinion of such tax counsel, the Severance Payment
		(in its full amount or as partially reduced, as the case may be) plus
		all other payments or benefits which constitute "parachute payments"
		within the meaning of section 280G(b)(2) of the Code are reasonable
		compensation for services actually rendered, within the meaning of
		section 290G(b)(4) of the Code, and such payments are deductible by
		Sheldahl.  The value of any non-cash benefit or any deferred cash
		payment shall be determined by Sheldahl in accordance with the
		principles of sections 280G(d)(3) and (4) of the Code.

	(v)	If it is established pursuant to a final determination of a court or
		an Internal Revenue Service proceeding that, notwithstanding the good
		faith of Executive and Sheldahl in applying the terms of this
		Subsection 4(d), the aggregate "parachute payments" paid to or for
		Executive's benefit are in an amount that would result in any portion
		of such "parachute payments" not being deductible by Sheldahl or its
		Affiliates by reason of section 280G of the Code, then Executive
		shall have an obligation to pay Sheldahl upon demand an amount equal
		to the sum of (1) the excess of the aggregate "parachute payments" paid
		to or for the Executive's benefit over the aggregate "parachute
		payments" that would have been paid to or for the Executive's benefit
		without any portion of such "parachute payments" not being deductible
		by reason of section 280G of the Code; and (2) interest on the amount
		set forth in clause (1) of this sentence at the applicable Federal
		rate (as defined in section 1274(d) of the Code) from the date of
		Executive's receipt of such excess until the date of such payment.

	(vi)	The Severance Payment shall be in lieu of and offset the amount of
		any payment to which the Executive may be entitled to in connection
		with the termination of employment pursuant to the provisions of
		Sheldahl's Severance Pay Plan, Document No. HR04.14, as amended from
		time to time, or any successor to such policy.

	(e)	Executive shall not be required to mitigate the amount of any payment
		provided for in this Section 4 by seeking other employment or
		otherwise, nor shall the amount of any payment or benefit provided
		for in this Section 4 be reduced by any compensation earned by
		Executive as the result of employment by another employer or by
		retirement benefits after the Date of Termination, or otherwise
		except as specifically provided in this Section 4.

	(f)	In addition to all other amounts payable to Executive under this
		Section 4, Executive shall be entitled to receive all benefits payable
		to the Executive under the Sheldahl, Inc. Employee Savings Plan and
		any other plan or agreement relating to retirement benefits or
		otherwise generally applicable to executive employees.

	5.	Employee Agreement.  Executive entered into an Employee Agreement with
		Sheldahl in May 1996.  The Employee Agreement contains certain
		provisions regarding confidentiality and assignment of inventions
		and non-compete provisions.  If there is an Unapproved Change in
		Control and thereafter Executive's employment with Sheldahl shall be
		terminated (A) by Sheldahl other than for Cause or Disability, or (B)
		by Executive for Good Reason (other than under Section 3(d) of this
		Agreement), then the Executive shall be released from his non-compete
		obligations under Section IV.B of the Employee Agreement.   If there
		is an Approved Change in Control and thereafter Executive's employment
		with Sheldahl shall be terminated (A) by Sheldahl other than for Cause
		or Disability, or (B) by Executive for Good Reason (other than under
		Section 3(d) of this Agreement), then the Executive shall be released
		from his non-compete obligations under Section IV.B of the Employee
		Agreement following 12 months from the Date of Termination. All other
		obligations of Executive under the Employee Agreement shall continue.
		The Severance Payment shall constitute an offset against payments to
		which Executive may be entitled to in connection with the Employee
		Agreement and acceptance of such Severance Payment shall constitute
		a waiver of such payments required under the Employee Agreement but
		only up to the amount of the Severance Payment.

	6.	Funding of Payments.  In order to assure the performance by Sheldahl
		or its successor of its obligations under this Agreement, Sheldahl may
		deposit in trust an amount equal to the maximum payment that will be
		due the Executive under the terms hereof.  Under a written trust
		instrument, the Trustee shall be instructed to pay to the Executive
		(or the Executive's legal representative, as the case may be) the
		amount to which the Executive shall be entitled under the terms hereof,
		and the balance, if any, of the trust not so paid or reserved for
		payment shall be repaid to Sheldahl.  If Sheldahl deposits funds in
		trust, any payment therefrom shall be made within five days after the
		occurrence of any event giving rise to Sheldahl's obligation to make
		such payment hereunder.  If and to the extent there are not amounts
		in trust sufficient to pay Executive under this Agreement, Sheldahl
		shall remain liable for any and all payments due to Executive.  In
		accordance with the terms of such trust, at all times during the term
		of this Agreement Executive shall have no rights, other than as an
		unsecured general creditor of Sheldahl, to any amounts held in trust
		and all trust assets shall be general assets of Sheldahl and subject
		to the claims of creditors of Sheldahl.

	7.	Successors; Binding Agreement.

	(a)	Sheldahl will require any successor (whether direct or indirect, by
		purchase, merger, consolidation or otherwise) to all or substantially
		all of the business and/or assets of Sheldahl to expressly assume and
		agree to perform this Agreement in the same manner and to the same
		extent that Sheldahl would be required to perform it if no such
		succession had taken place.  Failure of Sheldahl to obtain such
		assumption and agreement prior to the effectiveness of any such
		succession shall be a breach of this Agreement and shall entitle
		Executive to compensation from Sheldahl in the same amount and on the
		same terms as he would be entitled hereunder if he terminated his
		employment for Good Reason following a Change in Control, except that
		for purposes of implementing the foregoing, the date on which any
		such succession becomes effective shall be deemed the Date of
		Termination.

	(b)	This Agreement shall inure to the benefit of and be enforceable by
		Executive's personal or legal representatives, successors, heirs, and
		designated beneficiaries.  If executive should die while any amount
		would still be payable to Executive hereunder if the Executive had
		continued to live, all such amounts, unless otherwise provided herein,
		shall be paid in accordance with the terms of this Agreement to the
		Executive's designated beneficiaries, or, if there is no such
		designated beneficiary, to the Executive's estate.

	8.	Notice.  For the purpose of this Agreement, notices and all other
		communications provided for in the Agreement shall be in writing and
		shall be deemed to have been duly given when delivered or mailed by
		United States registered or certified mail, return receipt requested,
		postage pre-paid, addressed to the last known residence address of the
		Executive or in the case of Sheldahl, to its principal office to the
		attention of each of the then directors of Sheldahl with a copy to
		its Secretary, or to such other address as either party may have
		furnished to the other in writing in accordance herewith, except that
		notice of change of address shall be effective only upon receipt.

	9.	Miscellaneous.  No provision of this Agreement may be modified, waived
		or discharged unless such waiver, modification or discharge is agreed
		to in writing and signed by the parties.  No waiver by either party
		thereto at anytime of any breach by the other party to this Agreement
		of, or compliance with, any condition or provision of this Agreement
		to be performed by such other party shall be deemed a waiver of similar
		or dissimilar provisions or conditions at the same or at any prior or
		similar time.  No agreements or representations, oral or otherwise,
		express or implied, with respect to the subject matter hereof have
		been made by either party which are not expressly set forth in this
		Agreement.  The validity, interpretation, construction and performance
		of this Agreement shall be governed by the laws of the State of
		Minnesota.

	10.	Validity.  The invalidity or unenforceability of any provision of this
		Agreement shall not affect the validity or enforceablity of any other
		provision of this Agreement, which shall remain in full force and
		effect.

	11.	Arbitration and Award of Attorneys' Fees.

	(a)	Any dispute arising between the parties relating to this Agreement
		shall be resolved by binding arbitration held in the City of
		Minneapolis pursuant to the Rules of the American Arbitration
		Association, except as hereinafter expressly modified.  If the
		disputing and responding parties are unable to agree upon a resolution
		within forty-five business days after the responding party's receipt
		of written notice from the disputing party setting forth the nature
		of the dispute, within the following ten business days the disputing
		and responding parties shall select a mutually acceptable single
		arbitrator to resolve the dispute or, if the parties fail or are
		unable to do so, each shall within the following ten business days
		select a single arbitrator, and the two so selected shall select a
		third arbitrator within the following ten business days.  Such single
		arbitrator or, as the case may be, panel of three arbitrators acting
		by majority decision, shall resolve the dispute within sixty days
		after the date such arbitrator, or the last of them so selected, is
		selected, or as soon thereafter as practicable.  If either party
		refuses or fails to select an arbitrator within the time therefor,
		the other party may do so on such refusing or failing party's behalf.
		The arbitrators shall have no power to award any punitive or exemplary
		damages but may construe or interpret but shall not ignore or vary
		the terms of this Agreement and shall be bound by controlling law.
		The parties acknowledge the Executive's failure to comply with any
		confidentiality, non-solicit, and non-compete provisions of any
		agreement to which the Executive is bound will cause immediate and
		irreparable injury to Sheldahl and that therefore the arbitrators,
		or a court of competent jurisdiction if an arbitration panel cannot
		be immediately convened, will be empowered to provide injunctive
		relief, including temporary or preliminary relief, to restrain any
		such failure to comply.  The arbitration award or other resolution
		may be entered as a judgment at the request of the prevailing party
		by any court of competent jurisdiction in Minnesota or elsewhere.

	(b)	In the event Sheldahl fails to pay Executive any amounts owing to
		Executive under this Agreement or to provide Executive any benefits
		to which Executive is ultimately determined, by settlement, mediation,
		arbitration, or by any court or other decision making body with
		jurisdiction, to be entitled to under this Agreement, Sheldahl shall
		pay the legal expenses (including reasonable attorneys' fees, court
		costs and other out-of-pocket expenses), incurred by Executive to
		enforce his rights under this Agreement and collect or obtain such
		amounts or benefits.

	12.	Prior Agreement.  This Agreement supersedes and replaces in its
		entirety all prior agreements related to a change in control of
		Sheldahl, including any prior Employment Agreement between Sheldahl
		and Executive.

							SHELDAHL, INC.
							By	/S/ James E. Donaghy
		President and Chief Executive 		Officer
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